Exhibit 99.2
December 2007 National Fuel Gas

IMPORTANT INFORMATION AND WHERE TO FIND IT In connection with its 2008 Annual Meeting, National Fuel Gas Company will be filing a proxy statement, WHITE proxy card and other materials with the U.S. Securities and Exchange Commission ("SEC"). We urge investors to read the proxy statement and these other materials carefully when they become available, because they will contain important information about National Fuel Gas Company and the matters to be considered at its annual meeting. Investors may contact Morrow & Co., LLC, National Fuel Gas Company's proxy advisor for the 2008 Annual Meeting, at (800) 252-1959 or by email at nfginfo@morrowco.com. Investors may also obtain a free copy of the proxy statement and other relevant documents when they become available as well as other materials filed with the SEC concerning National Fuel Gas Company at the SEC's website at http://www.sec.gov <http://www.sec.gov/> . Free copies of National Fuel Gas Company's SEC filings are also available on National Fuel Gas Company's website at http://www.nationalfuelgas.com <http://www.nationalfuelgas.com/> . These materials and other documents may also be obtained for free from: Secretary, National Fuel Gas Company, 6363 Main Street, Williamsville, New York 14221, (716) 857-7000. CERTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION National Fuel Gas Company and its directors are, and certain of its officers and employees may be deemed to be, participants in the solicitation of proxies from National Fuel Gas Company's stockholders with respect to the matters considered at National Fuel Gas Company's 2008 Annual Meeting. Information regarding these directors, and these certain officers and employees, is included in the soliciting material on Schedule 14A filed with the SEC on December 12, 2007 and on National Fuel Gas Company's website at http://www.nationalfuelgas.com <http://www.nationalfuelgas.com/> . Security holders can also obtain information with respect to the identity of the participants and potential participants in the solicitation and a description of their direct or indirect interests, by security holdings or otherwise, for free, by contacting: Secretary, National Fuel Gas Company, 6363 Main Street, Williamsville, New York 14221, (716) 857-7000. More detailed information with respect to the identity of the participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with National Fuel Gas Company's 2008 Annual Meeting. Important Additional Information

Topics Introduction Shareholder Return Considerations Appalachian E&P Strategy MLP Assessment Additional Asset Review Summary

Situation Overview National Fuel is currently the target of hedge fund shareholder New Mountain Vantage (NMV) NMV is a hedge fund only and has no prior oil and gas operational experience, E&P, pipeline, storage, or gas LDC expertise First invested in National Fuel in February 2006 Currently, NMV is National Fuel's largest shareholder (9.7% stake (1)) NMV has made three operational recommendations and has indicated that it intends to propose its own slate of directors at National Fuel's 2008 Annual Meeting (1) Including CalPERS position

NMV Operational Proposals NMV's campaign is based on three operational recommendations to National Fuel: Develop a plan to maximize value of National Fuel's Appalachian exploration and production ("E&P") assets Explore Master Limited Partnership ("MLP") structure for National Fuel's E&P (California, Appalachia) and pipeline and storage ("P&S") assets Explore the sale of what it deems to be National Fuel's "non- core" operations

National Fuel Conclusions Appalachian E&P National Fuel has an aggressive and well thought-out long-term strategy for developing its Appalachian properties that relies on our experience and proprietary knowledge of our acreage A significant modification to that plan, as suggested by NMV, would provide no short-term bonanza for investors, and would ultimately erode the long-term value of the assets MLP Assessment NMV's proposals to restructure National Fuel by financially engineering its E&P assets, and/or its P&S assets, into MLPs are similarly founded on insufficient analysis of incomplete data After a thorough analysis of real data, we have concluded - with the concurrence of Morgan Stanley - that MLPs are not an attractive financial or strategic alternative for National Fuel at this time Additional Asset Review National Fuel has undertaken a review of those assets that NMV views as "non-core" The Company has concluded that NMV's proposals would result in no significant incremental benefit to National Fuel's shareholders and has determined (1) not to sell its core energy marketing segment, (2) to hold its timber assets available for the right potential opportunity, and (3) to actively consider the future of its small landfill gas business After careful consideration, the Board believes that the proposals NMV has put forth are flawed by inadequate analysis and are not in the best interests of National Fuel's shareholders at this time

National Fuel: A Track Record Of Outstanding Returns National Fuel's corporate objective is to grow shareholder value through timely investment in the energy industry, as an integrated company with complementary business segments that over the long run result in more consistent earnings and returns than a specialized energy company Disciplined leadership by National Fuel's management and board has produced exceptional shareholder returns: National Fuel has paid a dividend for 105 consecutive years, and has increased it annually for the last 37 years National Fuel expects to continue its successes in fiscal 2008, with net income projected at $2.50 to $2.70 per diluted share Total shareholder returns as of Sept. 30th National Fuel S&P 500 One Year 32% 16% Three Years 83% 45% Five Years 185% 105% Ten Years 214% 89%

Appalachian E&P Strategy: Aggressive, Knowledge-Based Approach National Fuel employs an aggressive, knowledge-based approach Maximize well performance by pursuing development opportunities at an informed pace and in a manner consistent with more than 125 years of experience in its acreage in general and the relevant formations in particular Utilize proprietary database which is unmatched by others in the industry 2007 drilling results demonstrate management's skill in timely planning and execution Drilled 233 wells, a 53% increase from 2006 Increased proved developed and total proved Appalachian reserves by 20% and 33%, respectively, over 2006 levels Improved estimated ultimate recovery (EUR) per well from 70 MMCFE in 2006 to 97 MMCFE in 2007 Emerged as one of the most active drillers in Appalachia with a drilling pace of 25 wells per 100,000 acres (exceeds Equitable, Dominion and Chesapeake) Appalachia offers tremendous upside potential for shareholders National Fuel is dedicating significant resources to pursuing the opportunities in both the Devonian Sandstone and Marcellus Shale formation

National Fuel's development plan is designed to maximize shareholder value for all shareholders The plan increases drilling pace while controlling: Well quality (maximize reserves per well) Capital expenditures per producing well Time to first production for each new well National Fuel anticipates drilling 280 wells and 350 wells in the Appalachian shallow Devonian formation in fiscal years 2008 and 2009, respectively National Fuel's strategy and development plan is based on its proprietary data, its ongoing geologic work, and the extensive knowledge and expertise of both its long- time and its newly-added Appalachian geologists and engineers The plan also integrates the results of each new well into the overall geologic interpretation in order to reduce the likelihood of drilling sub-economic wells So long as National Fuel continues to follow this strategic plan, the Company is confident that it will continue to enhance the value of its Appalachian properties Appalachian E&P Strategy: Aggressive, Knowledge-Based Approach

Appalachian E&P Strategy: Aggressive, Knowledge-Based Approach National Fuel plans to continue its exploration of the deeper Marcellus Shale through its joint venture with EOG Resources The Company expects to drill 18 wells, including 10 horizontal wells, in the Marcellus Shale formation in fiscal year 2008 Expects to have results for three vertical and three horizontal wells by early 2008 The Company intends to provide regular updates concerning its progress, however, neither National Fuel nor EOG will disclose technical or competitive details Marcellus Shale presents a significant opportunity for National Fuel, although its economic viability has not yet been determined

Appalachian E&P Strategy: Aggressive, Knowledge-Based Approach 2004 2005 2006 2007 2008* 51 83 152 233 280 National Fuel has significantly increased its Appalachian drilling activity to capitalize on high natural gas prices National Fuel remains focused on maximizing returns by drilling at a pace that allows: Integration of new drilling data Pipeline and infrastructure expansion for immediate tie-in of new wells Compound Annual Growth Rate 66% Wells Drilled * National Fuel 2008 forecast

Range Cabot Seneca (NFG) Equitable Dominion Chesapeake Well Drilled 30 28 25 20 12 10 Operator Wells Drilled per 100,000 acres Seneca is one of the most active drillers in Appalachia *National Fuel actual, others from individual company disclosures and analysts' estimates Appalachia Drilling Activity Wells per 100,000 acres drilled* Appalachian E&P Strategy: Aggressive, Knowledge-Based Approach

2007 drilling results demonstrate the effectiveness of management's aggressive, knowledge-based approach Drilled 233 wells (53% increase over '06), while improving EUR per well Replaced 530% of 2007 Appalachian production Increased Proved Developed reserves by approximately 20% Increased total Proved reserves by approximately 33% 2007 drilling program had an estimated IRR of more than 30% (1) Increased daily production from 16.6 MMCFED (Sep '06) to 20 MMCFED (Sep '07), a 20% increase (1)Economics based on NYMEX pricing of $7/MCF and $70/BBl Appalachian E&P Strategy: Aggressive, Knowledge-Based Approach

2005 2006 2007 Avg EUR/Well 57 70 97 Wells Drilled 83 152 233 National Fuel has been able to improve the average reserves per well while significantly increasing well count This has been accomplished through additional staffing, a prudent rate of drilling and the continuous integration of new well data Appalachian E&P Strategy: Aggressive, Knowledge-Based Approach

National Fuel ATN EQT RRC National Fuel 2007 Reserve Growth '04-'06 0.02 0.08 0.09 0.11 0.2 0 0 0 0 0.13 2004-2006 CAGR as Presented by NMV National Fuel 2007 Reserve Growth was far superior to industry averages presented by NMV Proved Undeveloped Reserves PDP Reserve Growth Appalachian E&P Strategy: Aggressive, Knowledge-Based Approach 33%

Appalachian E&P Strategy: Upper Devonian Stratigraphy 16 Significant geologic complexity: conform Sands dramatically thin & thicken across the area Wide variability in terms of reserves / well Detailed mapping necessary to maximize EUR/well Maps must be continually updated to reflect well results Map shows Total Sand Thickness: CI 10'

National Fuel is focused on maximizing returns on its investment with the drilling program Increasing drilling too rapidly can cause average well recoveries to decline and will cause a delay in first production Base Case assumptions: In 2007 National Fuel experienced: Well cost $200,350 EUR: 97 MMCFE Net Revenue Interest: 94% Upper Devonian Cases 5 6 7 8 Base Case-National Fuel 2007 0.15 0.24 0.33 0.45 20% Lower EUR 0.08 0.14 0.2 0.28 20% Lower EUR and 6 Month Production Delay 0.07 0.12 0.17 0.23 Appalachian Well Economics Appalachian E&P Strategy: Aggressive, Knowledge-Based Approach

MLP Assessment Historically, most publicly-traded companies that form captive Master Limited Partnerships (MLP) have done so for one or more of the following reasons: To achieve a more attractive valuation than they are currently being given in the public market To capture tax advantages To obtain a publicly-traded currency with which to pursue growth through acquisitions To raise capital to fund other projects at the parent level or to pay down debt

MLP Assessment National Fuel has considered the MLP structure for more than ten years and engaged Morgan Stanley and Andrews Kurth several months ago to explore the specific implications of an MLP for its California E&P assets and its Pipeline & Storage (P&S) business National Fuel provided its advisors with its internal earnings forecasts and the specifics of the tax basis in its assets Morgan Stanley analyzed the pro forma impact of both MLPs, taking into account current and projected valuation metrics, optimal asset transfer schedules and various uses of proceeds Andrews Kurth provided guidance regarding the specifics of the legal structure and the tax aspects of the transactions National Fuel and its advisors also considered an MLP of the Company's Appalachian E&P assets

MLP Analysis National Fuel used accurate and current projections that are the basis for its internal long-term forecast E&P projections used internal estimates of production profile, capital expenditures and operating expenses over the full life of the assets P&S projections used internal estimates of volumes, tariffs and expenses through 2012 with growth assumptions thereafter The team analyzed MLP IPOs and subsequent asset transfers under various scenarios Valuation of NFG MLPs at IPO and post-IPO was based on current publicly traded MLP valuations The team reviewed the expected impact on National Fuel's future earnings and cash flows and analyzed various uses of cash proceeds After-tax net present value to National Fuel was assessed assuming California E&P assets and P&S business were fully contributed to captive MLPs over time

Current MLP Conclusions After a thorough analysis and with the concurrence of its advisors, National Fuel has concluded that forming an MLP of either the California E&P assets or the P&S business would not create additional shareholder value, and would in fact entail significant cost and risk No benefit to National Fuel's EPS or after-tax NPV The relatively low tax basis of National Fuel's assets (especially P&S) makes income taxes a significant negative National Fuel has no requirement for additional cash from an MLP National Fuel has no need for a publicly traded currency to pursue additional acquisitions National Fuel currently trades in-line with many publicly traded MLPs, making any potential value arbitrage unlikely (1) Risk of potential operational, regulatory and administrative impediments Significant time and expense involved (1) See Appendix slide 31

Current MLP Conclusions In addition to considering an MLP of its California E&P assets, National Fuel also has reviewed the possibility of forming an MLP with its Appalachian E&P assets National Fuel's analysis suggests an MLP of its Appalachian E&P assets does not present a compelling opportunity at the present time National Fuel believes its Appalachian E&P assets contain too much "upside" value to risk dilution of its ownership of the assets through selling an interest to the public National Fuel's current Proved reserves in Appalachia are relatively too small to form a stand-alone MLP with embedded growth that would be meaningful to National Fuel

Additional Asset Review National Fuel has assessed the strategic and financial importance of several assets deemed "non-core" by NMV: Energy Marketing Strategically aligned with National Fuel's commitment to participate in all segments of the natural gas business Timber Assets Integrated into the National Fuel asset base Approximately 100,000 acres are located in the heart of Appalachian drilling program Landfill Gas Operations National Fuel is actively considering the future of its landfill gas business

Energy Marketing (NFR) Energy Marketing is carried out by National Fuel Resources, Inc. ("NFR") Markets natural gas to industrial, commercial, public authority and residential customers Offers competitively priced energy and energy management services NFR is strategically aligned with National Fuel's commitment to participate in all segments of the natural gas business The complementary nature of NFR's business and other National Fuel businesses contradicts NMV's claim that NFR is a "non-core" asset NFR earns an incremental margin on the commodity side of the sale, thus providing shareholders with a benefit that would not otherwise be realized NFR's business is one of the largest marketers on the National Fuel utility system and offers potential growth into markets beyond the Company's core system Expanding its presence in the contiguous LDC markets to the east served by National Grid, New York State Electric & Gas, and Rochester Gas & Electric The Company does not believe that a sale of its energy marketing assets could be accomplished at the multiples assumed by NMV NFR enjoys consistent and strong financial results with only a modest capital investment by National Fuel

Timber Assets Timber activities carried out by Highland Forest Resources, Inc. and the Northeast Division of Seneca Resources Corporation Markets include veneer logs, export logs, sawlogs and green and kiln dry lumber Located in the heart of the world's best source of black cherry hardwood National Fuel continually reviews and carefully considers the best use of its timber assets In 2003, National Fuel exchanged about half of its timber assets to acquire the Empire State Pipeline in a tax-advantaged transaction National Fuel owns the oil and gas rights underlying 90% of its timber acreage The timber asset has become valuable since it exists as a by-product of the Company's land holdings that support its Appalachian E&P, P&S and Utility operations Ownership of surface rights and private roads facilitates drilling, gathering, processing and transporting gas on this acreage The kind of greenhouse gas legislation that becomes law will determine whether timber can be used in a carbon credit trading system Timber occupies a very small portion of the Company's capital Consequently, the Company has no current plans to sell Timber but remains alert to advantageous opportunities

Landfill Gas Landfill Gas business is carried out by Horizon LFG, Inc. Owns and operates short-distance landfill gas pipeline companies that purchase, process, transport and resell landfill gas to customers in six states As with timber, the kind of greenhouse gas legislation that becomes law will determine whether landfill gas can be used in a carbon credit trading system Landfill gas is recognized as a renewable, "green" energy that has environmental and economic benefits including: Reduced greenhouse gas emissions Improved local air quality Reduced landfill odors Increased energy security by relying on a locally available fuel source Horizon is an attractive, yet small component of the Company's overall asset base Contributes positively to net income and occupies a very small portion of management's time and the Company's capital The Company is currently in the process of determining whether to add to its asset position or to sell these assets National Fuel will publicly disclose its conclusion once one has been reached

Summary Building on the Company's track record of delivering superior returns to shareholders, the Board and management of National Fuel continually look to improve the Company's performance and further drive growth for shareholders National Fuel maintains an active investor relations function, including regular meetings with shareholders: Management has met and spoken with NMV frequently to gain an understanding of their perspective and ideas. In 2007, National Fuel senior management met personally with NMV three times and had a number of telephone conversations. NMV also addressed the full Board in person Management has done its best to educate NMV and other shareholders about National Fuel's business and the real opportunities and risks of different strategies for the Company's future We appreciate that NMV is limited to publicly available information, but we are troubled by New Mountain's continuing refusal to share with us the Schlumberger data, persisting to claim the potential for a billion dollar opportunity while ignoring the well data we have been disclosing since New Mountain first met with management, and claiming selected MLP data as comparable while discarding relevant examples The Board respects NMV's right as a shareholder to express its opinions regarding National Fuel and it will continue to keep an open mind After careful consideration, the Board believes that the proposals NMV has put forth are flawed by inadequate analysis, and are not in the best interests of all of National Fuel's shareholders at this time

Appendix

National Fuel (Seneca) is the Most Active Driller in Its Part of the Appalachian Basin Seneca East Catalyst PGE Pc Expl Atlas Well Drilled 240 124 69 68 51 45 National Fuel (Seneca) was the leading driller in 2007 in the 4 county area where the company is active: Wells Spud 1/1/07 - 11/20/07* Seneca 240 East Resources 124 Catalyst 69 PGE 68 Pc Expl 51 Atlas Resources 45 * Sources: PA Department of Environmental Protection and Seneca internal data

Seneca Marcellus Shale Activity Seneca/EOG joint venture drilled 3 vertical wells and one horizontal in 2007 (locations shown as red stars) 18 Marcellus wells (10 horizontal) planned for fiscal 2008 Additional upside potential in other deep horizons, including Onondaga, where Seneca is producing 500 mcfd (250 mcfd net to its 50% ownership) from a recent discovery SRC minerals in yellow (860,000 Acres contributed to AMI*) EOG minerals in blue (145,000 Acres contributed to AMI*) * Area of Mutual Interest

2004 2005 2006 2007 BCFE 3.7 5.6 11.2 20.8 Wells 51 83 152 233 Fiscal Year Reserves Added by Drilling Wells Drilled per Year Appalachian Reserve Statistics (Reserves Added by Drilling - excludes PUDS) Appalachian E&P Strategy:

(1) EBITDA per IBES-published composites of Wall Street equity research analyses, including $639 million for the Company which is more than the Company's projected 2008 net income range of $214 - $232 million - see slide 32 (2) MLPs Include LINE, ATN, BBEP, CEP, LGCY, EVEP, ENP, VNR; C-Corps Include NBL, PXP, PXD, RRC, DNR, NFX, FST, XCO, CXG, HK, CLR, COG, XEC, SM, WLL, EAC, BRY, CRK, VQ, SFY, BDE, GDP and ROSE (3) MLPs Include EPD, KMP, ETP, OKS, EEP, DEP, BWP, SEP, TCLP, APL, CPNO, XTEX, WPZ, RGNC, EROC, NGLS, MWE, DPM, HLND, PAA, TPP, NS, MMP, BPL, SXL, GEL, HEP, SGLP, GLP and TLP; C-Corps Include TRP, ENB, SE, OKE, SUG, WMB, EP, STR, EQT and EGN Data as of December 10, 2007 Aggregate Value / 08E EBITDA (1) * Average C-Corp Multiple Average MLP Multiple NFG Aggregate Value / 08E EBITDA 6.5 9.1 7.8 10.1 0.0 2.0 4.0 6.0 8.0 10.0 12.0 E&P Midstream 8.3x (2) (3) Valuation Arbitrage

EBITDA EBITDA is earnings before interest, taxes, depreciation and amortization For fiscal 2008, National Fuel's EBITDA is estimated by IBES to be $639 million, which is more than National Fuel's projected 2008 net income range of $214 million to $232 million National Fuel believes that the use of EBITDA on the previous slide is more appropriate than using earnings because: EBITDA approximates the cash generated by MLPs, and is therefore widely used by analysts who follow MLPs MLPs disclose their own EBITDA figures in their offering documents, which are subject to SEC regulation MLPs are typically valued in the market based on their cash distributions

Ingredients for a Successful MLP High quality parent company / financial sponsor committed to growing MLP Requires third-party acquisitions where embedded / organic growth are insufficient Quarterly cash distributions should never decrease Any depreciation / depletion of underlying assets should be offset to maintain MLP performance MLP investors increasingly focused on long-term distribution growth Visibility of future growth required for premium present valuation Environment Continuation of attractive valuations needed to preserve low cost of equity Favorable tax treatment / regulatory environment Growth Stability Strategy

Risks Inherent to MLPs Sensitivity to Interest Rates Investors have historically weighed MLP yields relative to other available rates of return Macro economists are predicting ongoing volatility in rate environment Lack of Liquidity MLP units are primarily a retail security Lack of trading volume magnifies impact of significant buying / selling External Financing Requirements Payout of 100% of "available cash" necessitates external financing of all growth initiatives Capital markets disruptions can impede growth and reduce value Administrative Burden MLP IPO creates new public entity with ongoing SEC reporting obligations, Sarbanes-Oxley compliance costs and disparate equity holder base Distraction of management's time / attention from core business Political Risk Treatment of "qualifying income" under Internal Revenue Code is subject to reversal FERC / state regulatory commissions could take positions adverse to MLPs Business Risk Sustained favorable energy environment has supported MLP valuations Reduced tariff rates / commodity prices could result in inability to maintain distributions

Forward-looking Statements Certain statements contained herein, including statements regarding future financial and operating performance and condition, as well as statements that are identified by the use of the words "anticipates," "estimates," "expects," "forecasts," "intends," "plans," "predicts," "projects," "believes," "seeks," "will" and "may" and similar expressions, are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company's expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: changes in economic conditions, including economic disruptions caused by terrorist activities, acts of war or major accidents; changes in demographic patterns and weather conditions, including the occurrence of severe weather such as hurricanes; changes in the availability and/or price of natural gas or oil and the effect of such changes on the accounting treatment of derivative financial instruments or the valuation of the Company's natural gas and oil reserves; uncertainty of oil and gas reserve estimates; ability to successfully identify, drill for and produce economically viable natural gas and oil reserves; significant changes from expectations in the Company's actual production levels for natural gas or oil; changes in the availability and/or price of derivative financial instruments; changes in the price differentials between various types of oil; inability to obtain new customers or retain existing ones; significant changes in competitive factors affecting the Company; changes in laws and regulations to which the Company is subject, including changes in tax, environmental, safety and employment laws and regulations; governmental/regulatory actions, initiatives and proceedings, including those involving acquisitions, financings, rate cases (which address, among other things, allowed rates of return, rate design and retained gas), affiliate relationships, industry structure, franchise renewal, and environmental/safety requirements; unanticipated impacts of restructuring initiatives in the natural gas and electric industries; significant changes from expectations in actual capital expenditures and operating expenses and unanticipated project delays or changes in project costs or plans; the nature and projected profitability of pending and potential projects and other investments, and the ability to obtain necessary governmental approvals and permits; occurrences affecting the Company's ability to obtain funds from operations, from borrowings under our credit lines or other credit facilities or from issuances of other short-term notes or debt or equity securities to finance needed capital expenditures and other investments, including any downgrades in the Company's credit ratings; ability to successfully identify and finance acquisitions or other investments and ability to operate and integrate existing and any subsequently acquired business or properties; impairments under the SEC's full cost ceiling test for natural gas and oil reserves; significant changes in tax rates or policies or in rates of inflation or interest; significant changes in the Company's relationship with its employees or contractors and the potential adverse effects if labor disputes, grievances or shortages were to occur; changes in accounting principles or the application of such principles to the Company; the cost and effects of legal and administrative claims against the Company; changes in actuarial assumptions and the return on assets with respect to the Company's retirement plan and post-retirement benefit plans; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.